SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                   FORM 8-K/A


                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                 Date of Report
                 (Date of earliest
                 event reported):        February 15, 2001


                                  Gehl Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         0-18110                   39-0300430
---------------                   --------------               ----------
(State or other                  (Commission File             (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)




                  143 Water Street, West Bend, Wisconsin 53095
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 334-9461
                         ------------------------------
                         (Registrant's telephone number)

          The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K, dated February 15, 2001, to provide in its entirety as follows:

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:
               --------

               (99) Press Release and Letter to Shareholders of Gehl Company,
                    dated February 15, 2001.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEHL COMPANY


Date:  February 16, 2001                By: /s/ Kenneth P. Hahn
                                          -------------------------------------
                                         Kenneth P. Hahn
                                         Vice President of Finance and Treasurer



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
                                  GEHL COMPANY

                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number
------

(99) Press Release and Letter to Shareholders of Gehl Company, dated February 15, 2001.


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